=================================================================



               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         ---------------

                            FORM 8-K

                         CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



                         ---------------


        Date of Report (Date of earliest event reported):
                          July 31, 1997



                          ALRENCO, INC.
     (Exact name of registrant as specified in its charter)



          Indiana                      0-27490              35-1480655
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)



1736 E. Main Street, New Albany, Indiana                        47150
(Address of principal executive offices)                      (Zip Code)


                         (812) 949-3370
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former name or former address, if changed since last report)


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
Item 5.   Other Events.
          ------------

     On July 31, 1997, Alrenco, Inc. (the "Company") established a new $30 million revolving credit facility with Bank One, Kentucky, NA. This facility replaces a smaller facility with another bank. The term of the new debt facility is three years. Borrowings under the new facility will bear interest at a rate per annum equal to the bank's prime rate minus 1/2% and will be secured by a lien on substantially all of the Company's assets.

Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
          ----------------------------------------------------

(c)  Exhibits.
     --------

     The following exhibit is filed as a part of this report:

Exhibit
Number              Description of Exhibit
-------             ----------------------

   10      --  Loan Agreement dated July 31, 1997, between the
               Company and Bank One, Kentucky, NA

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 1997


                              ALRENCO, INC.



                              By: /s/ Theodore H. Wilson
                                 --------------------------------
                                 Theodore H. Wilson
                                 Executive Vice President and
                                   Chief Financial Officer

                         LOAN AGREEMENT
                         --------------

     THIS LOAN AGREEMENT is made and entered into as of the 31st day of July, 1997, by and among BANK ONE, KENTUCKY, NA, a national banking association with its office and principal place of business at 416 West Jefferson Street, Louisville, Kentucky 40202 (the "Bank"), and ALRENCO, INC., an Indiana corporation, with its principal office and place of business at 1736 East Main Street, New Albany, Indiana 47151 (the "Borrower").

                            RECITALS:

     WHEREAS, Borrower desires to obtain from the Bank a revolving credit loan, in an amount not to exceed Thirty Million and No/100 Dollars ($30,000,000.00) (the "Revolving Credit"), pursuant to which Borrower may obtain advances, all upon the terms and conditions contained herein; and

     WHEREAS, Borrower desires to obtain certain Letters of Credit from Bank up to the aggregate amount of $1,500,000.00.

     NOW, THEREFORE, in consideration of the Recitals and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

1.   DEFINITIONS.  As used herein, the following terms shall have
     -----------
the meanings set forth below. Other terms and phrases are defined elsewhere in this Loan Agreement and the meanings shall be applicable throughout this Loan Agreement.

     a. "Accounts" means the Borrower's rights to receive payment for Inventory or any other items sold or leased by Borrower (specifically including any payments owed to Borrower pursuant to any Rental Agreement), or for services rendered by Borrower which rights may be evidenced by an instrument or chattel paper.

     b. "Advance" means the disbursement of proceeds in excess of $500,000.00 of the Revolving Credit in accordance with the terms of this Loan Agreement.

     c. "Agreement" means this Loan Agreement as the same may be supplemented from time to time.

     d. "Affiliate" means any entity in which more than twenty percent (20%) of the ownership interest (or instruments convertible into such interest) is owned by Borrower or any Subsidiary

     e.   "Authorized Signatory" means Theodore Wilson, currently
CFO of Borrower.

     f. "Average Monthly Balance on Rent (BOR)" means the number of units rented at the first of the month plus deliveries less returns, payouts and charge-offs on the first of the month divided by the total number of stores.

     g. "Average Rental Income" means the average of the Borrower's Rental Income, as determined on a rolling three month
(calendar) basis.

     h. "Borrower" shall have the meaning set out in the introductory paragraph hereof.

     i. "Borrowing Base" means the amount, computed pursuant to and in accordance with the terms and provisions of Section 2.d hereof, which the aggregate outstanding principal balance of the Advances may not exceed at any time (subject in all events to the maximum amount of the Revolving Credit established hereunder).

     j. "Borrowing Base Certificate" means the certificate as to the level and amount of the Borrowing Base in form and substance acceptable to the Bank in the reasonable exercise of its discretion (the current form of which being attached hereto and incorporated herein as Exhibit "A"), certified to be true, correct and accurate by an Authorized Signatory of the Borrower.

     k. "Borrowing Rate" means a floating rate per annum equal to (i) the Prime Rate minus one-half of one percent (0.5%) or
(ii) LIBOR Rate plus two and one quarter percent (2.25%), with the applicable rate determined in accordance with this Agreement, and both calculated on the basis of an assumed 360 day year for the actual number of days elapsed in accordance with the Bank's customary practice.

     l.   "Business Day" means all calendar days except
Saturdays, Sundays, and legal holidays of the United States
Government.

     m. "Collateral" means any and all property acting as security for any or all of the Indebtedness, whether now owned or hereafter acquired.

     n. "Company Prepared Financial Statement" means the monthly financial statement prepared by Borrower, which shall be in the form of Exhibit "B" attached hereto and incorporated herein by reference.

     o. "Default Rate" means the Borrowing Rate for the Revolving Credit from time to time in effect, plus 5%. The
Default Rate is a floating rate calculated on a per annum basis.

     p.   "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended from time to time.

     q. "Earnings Before Interest and Taxes" means, for any period, the sum of (i) the income (or deficit) of Borrower taken on a consolidated basis, before provision for income taxes for the period, calculated in accordance with GAAP, plus, (ii) Interest Expense for such period.

     r. "Event of Default" means the occurrence or happening of any of the matters set forth in Section 11 hereof.

     s. "Financial Covenants" means the covenants related to the financial performance of the Borrower more fully described in
Section 8 hereof.

     t. "GAAP" means generally accepted accounting principles in the United States of America, as such accounting principles are generally accepted by the accounting profession from time to time, applied on a consistent basis.

     u. "Indebtedness" means (collectively) all loans, debts, letters of credit, obligations and liabilities of Borrower to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, under and in connection with the Revolving Credit Note, the Letters of Credit and the Loan Documents, and also all other indebtedness and/or other obligations of the Borrower to the Bank, whether debt, lease, contract or otherwise, and whether represented by a note or other instrument, or otherwise, now existing or hereafter acquired or arising either directly or indirectly by assignment or otherwise or pursuant to a guaranty, including, without limitation, all interest, charges, expenses, attorneys' fees, accountant's fees or such other fees disbursements.

     v. "Interest Expense" means for any period the interest paid or accrued during such period on the Indebtedness of the Borrower, on a consolidated basis.

     w. "Inventory" means all inventory of Borrower as defined in Section 9-106 of the Uniform Commercial Code, including, without limitation, all goods held for sale or lease or to be furnished under contracts of service or raw materials used, consumed or sold by Borrower.

     x. "Letters of Credit" means certain Letters of Credit up to the aggregate amount of $1,500,000.00 which shall include the Letter of Credit issued by the Bank for the account of Borrower for the benefit of Reliance Insurance Company in the amount of $450,000.00 as evidenced by an Application and Agreement for Irrevocable Standby Letter of Credit and a Letter of Credit issued by the Bank for the account of Borrower for the benefit of ITT Speciality Risk Services, Inc. in the amount of $909,000.00 as evidenced by the Application and Agreement for Irrevocable Standby Letter of Credit.

     y. "LIBOR Rate" means, with respect to each interest period, a rate of interest per annum equal to either (a) the rate per annum for U.S. dollar deposits with a thirty (30) day maturity in the London interbank Eurodollar market determined by the Bank based on displays by the Bloomberg Financial Information Reporting Service as of 11:00 a.m. (London time), on the day that is two (2) Business Days before the first day of the applicable Interest Period or (b) if the rate referred to in the preceding subparagraph (a) is not available or cannot be determined, the rate of interest per annum as determined by the Bank to be the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in U.S. dollars are offered in the London interbank Eurodollar market at 11:00 a.m. (London time), in each case two (2) Business Days before the first day of the applicable Interest Period, in an amount substantially equal to the then outstanding balance of this Note and for a period equal to thirty (30) days.

     z. "Loan Documents" means this Loan Agreement, the Note, the Letters of Credit, the Security Agreement, and all other instruments or agreements related hereto, whether executed contemporaneously with the execution of this Loan Agreement or hereafter. Any reference to the Loan Documents shall mean such Loan Documents as any of the same may be amended or modified in writing by the Bank and Borrower.

     aa. "Loan" means the extension of credit by the Bank to the Borrower pursuant to the Revolving Credit Loan.

     ab. "Monthly Average Unit Yield" means Borrower's total monthly (calendar) Rental Income divided by the number of Rented
Units for that particular calendar month.

     ac. "Note" means the revolving draw note in the maximum amount of $30,000,000.00 made by Borrower to the order of the Bank, all as more fully described in Section 2 of this Agreement.

     ad.  "Net Book Value of the Borrower's Rental Merchandise
Inventory" means the cost of the Borrower's rental Inventory held for rent or sale to the public, less accumulated depreciation, all determined in accordance with GAAP.

     ae.   "Obligations" means and includes all loans, advances,
debits, debts, liabilities, obligations, letters of credit or acceptance transactions, trust receipt transactions, or any other financial accommodations, howsoever arising, owing by Borrower and/or Subsidiaries to the Bank, of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Loan Documents including, without limitation, all interest, fees, charges, expenses, attorneys' fees and disbursements and accountants' fees and disbursements chargeable to Borrower and/or Subsidiaries or incurred by the Bank in connection with its dealings with Borrower and/or Subsidiaries, or any Affiliate, and all amendments, extensions or renewals thereof.

     af. "Person" or "Party" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, other entity or group, institution, party or government (whether federal, state, county, city, municipal or other) or agency or division thereof.

     ag. "Possible Default" means an event, condition, or thing which, with the lapse of any applicable grace period or the giving of notice, or both, would constitute an Event of Default referred to in Section 11 hereof.

     ah. "Rental Agreement" means the Rental Purchase Agreement, the form of which is attached hereto as Exhibit "C" pursuant to which Borrower rents Inventory owned by Borrower to the general public.

     ai. "Rental Income" means the gross revenues of the Borrower from rentals to the public pursuant to a Rental Agreement of the Borrower's Inventory, but excluding all of the following: (i) customer deposits, (ii) taxes collected on the sale or rental of any Inventory, (iii) rent payments made more than 30 days in advance, (iv) proceeds from the sale of Inventory , (v) any rental income derived from rentals with any Affiliate,
(vi) rental income in which the Bank does not, for any reason, have a first, prior and perfected security interest, valid under applicable law and securing all Indebtedness, and (vii) rental income derived from the rental of video tapes or video game cartridges.

     aj. "Rented Units" means any item or items of Borrower's Inventory that are owned by Borrower and are currently being rented to the general public pursuant to the terms and conditions of a Rental Agreement, but excluding any and all video tapes or video game cartridges.

     ak. "Revolving Credit" means the credit facility in the maximum amount of Thirty Million and No/100 Dollars
($30,000,000.00) established by Bank for the benefit of the Borrower pursuant to the terms and conditions set forth in
Section 2 of this Loan Agreement.

     al. "Security Agreement" means the Security Agreement from Borrower to Bank of even day whereby Borrower pledges its assets as described therein.

     am. "Subsidiary" means (i) any corporation more than fifty percent (50%) of the outstanding stock of which having ordinary voting power (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by Borrower, and/or any Subsidiary, or any combination thereof; or
(ii) any partnership or other entity more than fifty percent (50%) of the ownership interest (and/or rights convertible into such interest) of which is owned directly or indirectly by Borrower and/or any Subsidiary, or any combination thereof.

     an. "Tangible Net Worth" means (A) the book value of all assets of the Borrower, taken on a consolidated basis, but excluding (i) all amounts owed to Borrower by any Affiliate; (ii) all unamortized capitalized financing costs, and (iii) all patents, copyrights, trademarks, trade names, franchises, goodwill and all other assets which would be classified as intangible assets in accordance with GAAP, minus (B) all of the Borrower's Total Indebtedness, all as determined in accordance with GAAP.

     ao. "Total Indebtedness" means all current and long term liabilities and other obligations (including the Indebtedness) of the Borrower on a consolidated basis, as determined in accordance with GAAP.

     ap. "Total Units" means the total number of individual units of Inventory that the Borrower owns and may have available for rental to the general public (including any Rented Units) at any given time, but excluding any and all video tapes or video game cartridges.

     aq.  "Uniform Commercial Code" means the Uniform Commercial
Code in effect in the Commonwealth of Kentucky from time to time as currently codified in Chapter 355 of the Kentucky Revised
Statutes.

2.   REVOLVING CREDIT. The Bank hereby establishes a Revolving
     ----------------
Credit, which is evidenced by the Note in favor of the Borrower as follows:

     a.   Amount. The total amount of the Revolving Credit
          ------
established in favor of Borrower is Thirty Million and No/100 Dollars ($30,000,000.00) provided, however, that the aggregate unpaid principal balance of the Advances at any time outstanding may not exceed the lesser of (i) Thirty Million and No/100 Dollars ($30,000,000.00) or (ii) the Borrowing Base, calculated as of such time.

     b.   Term of Revolving Credit.  The Revolving Credit
          ------------------------
established pursuant to this Loan Agreement shall become effective immediately as of the date of this Loan Agreement, and as of the date hereof, Borrower may obtain Advances subject to the terms and conditions contained herein. The Note shall bear interest at the Borrowing Rate until such time as an Event of Default occurs, at which time the Borrowing Rate may, at the Bank's option, be increased to the Default Rate. The Revolving Credit shall continue in effect until July 31, 2000 (the "Maturity Date"). The occurrence of any Event of Default at any time during the term of the Note shall be deemed a termination of the Revolving Credit. As of the occurrence of any Possible Default or Event of Default, Borrower shall have no right to obtain any additional Advances hereunder. Upon termination of the Revolving Credit by reason of the occurrence of any Event of Default, or upon the Maturity Date, the unpaid balance of all the Advances will be payable in full immediately upon written demand for payment by the Bank. The termination of the Revolving Credit by the Bank shall not in any way release or relieve the Borrower from its liabilities and obligations incurred under the Loan Documents, and the provisions of the Loan Documents shall continue in full force and effect until all Indebtedness owed by the Borrower to the Bank shall have been paid in full.

     c.   Advances.  Subject to the terms and conditions of this
          --------
Loan Agreement, the Bank shall grant Borrower such Advances on the Note as the Borrower may from time to time request in accordance with the provisions of this Loan Agreement; provided, however, that in no event shall the aggregate unpaid principal balance of the Advances outstanding at any time exceed the lesser of (i) Thirty Million and No/100 Dollars ($30,000,000.00) or (ii) the Borrowing Base. The Advances shall be evidenced by, shall bear interest at the rates established in, and shall be payable and otherwise be made on the terms set forth in the Note, and on the terms established in this Loan Agreement. All payments on the Note shall be made in immediately available funds at the Bank on each date specified in the Revolving Note or this Loan Agreement.

     d.   Borrowing Base.
          --------------

          i. The "Borrowing Base" shall mean: an amount equal to (i) 400% of the Borrower's Average Rental Income as set forth in the most recently submitted Performance Summary and at all times thereafter while any of the Indebtedness remains unpaid and outstanding. If the aggregate principal balance of all Advances outstanding at any time exceeds the Borrowing Base, Borrower shall immediately, without demand or notice, reduce the outstanding principal balance of the Revolving Note so that it does not exceed the Borrowing Base, and failure to do so within five (5) Business Days shall be an Event of Default hereunder.

          ii. On a monthly basis, by no later than the 20th of the month, the Borrower shall supply to the Bank the Loan Agreement Performance Summary and Compliance Certificate in the form of Exhibit "D" (the "Compliance Certificate") which shall set forth the Borrower's Rental Income for the prior calendar month, the Borrower's Average Rental Income for the three prior calendar months, and show the calculation of the Financial Covenants, along with the most recent Borrowing Base Certificate, and such other information concerning them as the Bank may reasonably request from time to time. Each Compliance Certificate must be certified as true, correct, and accurate by an Authorized Signatory of the Borrower. Failure to deliver the Compliance Certificate and the Borrowing Base Certificate by the 20th of each month shall be an Event of Default hereunder. If any representation, warranty, or fact contained in any Borrowing Base Certificate or Compliance Certificate shall prove to be untrue or incorrect in any material respect, the Bank in their sole discretion (i) may treat such event as an Event of Default under this Loan Agreement, or (ii) may recalculate the Borrowing Base after deletion, discount for or adjustment of such matters as are untrue or incorrect, in which event (and to the extent thereafter the outstanding aggregate balance of the Advances exceeds the Borrowing Base). Borrower shall within five (5) Business Days of the Bank giving the Borrower notice of such recalculation, without further notice or demand, reduce the outstanding balance on the Revolving Note so that it does not exceed the revised Borrowing Base. Further, if any portion of the Rental Income shall cease to meet the criteria for Rental Income, (the "Disqualified Assets"), such Disqualified Assets shall automatically be excluded from the Borrowing Base, and Borrower shall, within five (5) Business Days and immediately without further notice or demand, repay the Bank such amount of the Advances as is based upon the Disqualified Assets if the Borrowing Base, as recalculated, is insufficient otherwise to support the amount of Advances based on the Disqualified Assets. Notwithstanding the foregoing, the Bank shall retain its security interest in all such Disqualified Assets.

          iii. Borrower shall promptly upon learning of same, notify the Bank in writing of any claim, offset, counterclaim or the like which has been asserted in a civil action with respect to the Rental Income owed Borrower.

     e.   Purposes of Advances. The Advances shall be used by
          --------------------
Borrower to (i) acquire the assets or businesses of third parties to expand Borrower's business; and (ii) provide for the Borrower's general working capital needs.

     f.   Procedures and Conditions. The obtaining by Borrower of
          -------------------------
each Advance pursuant hereto shall be subject to thefollowing terms and conditions:

          i. Borrower shall provide the Bank at its Lexington office with a request for Advance by 11:00 a.m. Lexington time and Bank shall make the Advance available to Borrower in immediately available funds by crediting the amount of said Advance to Borrower's account with the Bank on the same day. Any request for Advance received after 11:00 a.m. Lexington time shall be made available to Borrower on the next Business Day.

          ii. Borrower shall not be entitled to obtain any Advance if any Event of Default shall then exist.

          iii. All Advances shall be made in strict compliance with the terms and provisions of this Loan Agreement, unless the Bank elects in its sole discretion to waive any of same in writing. Each request by Borrower for an Advance shall, in and of itself, constitute a continuing representation and warranty by Borrower to the Bank: (a) that the Borrower then is, and at the time the Advance is actually made will be, entitled under this Loan Agreement to obtain that Advance, and (b) that all of the covenants, agreements, representations and warranties made by the Borrower herein, in the Loan Documents, and in any writing delivered pursuant hereto or thereto are true and correct, and have been fully complied with, as of such date.

          iv. No material litigation, including, without limitation, derivative actions, arbitration proceedings, or governmental proceedings, and which has not been previously disclosed in writing by the Borrower to the Bank prior to the date of the execution and delivery of this Loan Agreement, shall be known to be pending or known to be threatened against Borrower or any Subsidiary. No material undisclosed development shall have occurred in any previously disclosed litigation, including, without limitation, derivative actions, arbitration proceedings or governmental proceedings, that is likely to materially and adversely affect the financial position or business of Borrower, any Subsidiary, or impair the ability of any of them to perform their obligations under the Loan Documents.

     g.   Application of Payments and Prepayments. Prior to an
          ---------------------------------------
Event of Default, each payment upon the Revolving Credit Note shall be applied first to unpaid interest, then to principal. After an Event of Default, the Bank shall have the sole and absolute right to determine how to apply any payments to the Indebtedness. The principal amount outstanding under the Revolving Credit Note from time to time shall be recorded by the Bank in their records. The aggregate unpaid principal balance of the Revolving Credit Note, and accrued but unpaid interest thereon, as shown in the records of the Bank, shall be prima facie evidence of the principal and interest owing and unpaid on the Revolving Credit Note.

     h.   Disbursement of Advances. All disbursements of Advances
          ------------------------
proceeds pursuant hereto shall be made by the Bank to the general deposit account of Borrower maintained with the Bank.

     i.   Revolving Credit Commitment Fee. In addition to
          -------------------------------
accruing interest on the Revolving Credit Note, and all other fees and expenses payable by the Borrower to the Bank under the Loan Agreement and other Loan Documents, Borrower shall pay to the Bank, upon execution of this Agreement the sum of Twenty Five Thousand Dollars ($25,000.00) representing the remaining balance due from Borrower of the total "Revolving Credit Commitment Fee" of Fifty Thousand Dollars ($50,000.00), half of which has previously been paid by Borrower. The Revolving Credit Commitment Fee is not refundable and may not be applied to the Revolving Note or any other Indebtedness of the Borrower to the Bank. Borrower shall also pay the Bank an unused fee of 12.50 basis points on that portion of the Revolving Credit which is not used by Borrower which shall be assessed on a calendar quarter basis.

3.   ISSUANCE OF LETTERS OF CREDIT
     -----------------------------

     a.   Letters of Credit.  Subject to the terms and conditions
          -----------------
in the Application and Agreement for Irrevocable Standby Letter of Credit, Bank shall issue the two Letters of Credit as described therein.

     b.   Reimbursement Obligation.  To evidence Borrower's
          ------------------------
obligations to repay to the Bank any sums advanced by the Bank under the Letters of Credit, Borrower shall execute and deliver to Bank two Applications and Agreement for Irrevocable Standby Letters of Credit.

     c.   Letters of Credit Commitment Fee.  Borrower shall pay
          --------------------------------
the Bank a fee of 1% of the amount of the Letters of Credit upon execution of this Agreement and the Letters of Credit. The fee shall be due in advance for each twelve month period either Letter of Credit is outstanding.

4.   SECURITY FOR THE OBLIGATIONS TO BANK.   The obligations to
     ------------------------------------
the Bank, including the Note, and the obligations under the Letters of Credit as well as all other sums that are recoverable by Bank under the Loan Documents, shall be secured by that certain Security Agreement and accompanying Financing Statements, executed and delivered by the Borrower to the Bank contemporaneously or in connection with the execution of this Loan Agreement, granting the Bank a first and prior security interest in all personal property and fixtures of the Borrower, all as more fully described therein.

5.   CONDITIONS PRECEDENT.   The Bank's obligations under this
     --------------------
Loan Agreement, including the disbursement of any proceeds under the Loan, shall be subject to the fulfillment to the Bank's satisfaction of each of the following conditions precedent ("Conditions Precedent") unless such condition or conditions shall be waived by the Bank in writing, in the sole discretion of the Bank:

     a.   Resolutions and Approvals. Borrower shall furnish
          -------------------------
certified copies of all consents, resolutions and approvals as may be required by the Bank, evidencing approval of the execution of the Loan Documents, all in form and substance acceptable to the Bank.

     b.   Legal Opinion. The Bank shall have received a favorable
          -------------
written opinion of counsel for the Borrower, dated and effective as of the date on which the Loan Documents are executed and delivered, addressed to the Bank and satisfactory to the Bank rendering such opinions as are required by the Bank, with only such modifications, exceptions, assumptions and qualifications as shall be acceptable to the Bank and its counsel.

     c.   Loan Documents. All the Loan Documents, and such other
          --------------
documents or instruments as the Bank may reasonably require, all in form and substance acceptable to the Bank, shall have been duly executed and delivered to the Bank, and, where appropriate, duly recorded in the proper public offices.

     d.   Representations, Warranties and Covenants. All
          -----------------------------------------
representations and warranties of the Borrower contained herein and in any other Loan Document shall be true and correct and Borrower shall be in compliance with all representations, warranties, and covenants contained in this Loan Agreement and the other Loan Documents.

     e.   Insurance. Satisfactory proof that policies of
          ---------
insurance of the types and coverage as specified in this Loan
Agreement are in full force and effect.

     f.   Consents of Third Parties. Such third party consents,
          -------------------------
estoppels or agreements as the Bank may require, all of which shall be in form and contents satisfactory to the Bank in its sole discretion.

     g.   Lien Searches. UCC, tax lien, and judgment lien
          -------------
searches performed on the Borrower in all appropriate locations in all states in which Borrower does business, which shall indicate that the Bank will have a first, prior, and perfected security interest in the Collateral upon recording the financing statements and termination statements as herein provided.

     h.   Corporate Matters. The Bank shall have been provided
          -----------------
with certified copies of all articles of incorporation, by-laws and corporate minutes of the Borrower, Certificates of Existence or Good Standing of Borrower for each state in which the Borrower conducts business, and a certificate signed by the Secretary of Borrower certifying the names of the officers of Borrower who are authorized to sign the Loan Documents.

     i.   Certificate of No Adverse Change.  A certificate of
          --------------------------------
Borrower stating that there has been no adverse change in the financial condition of Borrower since the last submission of financial information to the Bank.

     j.   Financial Information.  The Bank shall have received
          --------------------- all available financial information from Borrower as required in Section 7(c) herein.

     k.   Compliance Certificate.  A certificate as described in
          ----------------------
Section 2(d)(ii) properly certified on behalf of Borrower in the form of Exhibit "D".

     l.   Additional Items. Such other documents, instruments, or
          ----------------
information as the Bank shall deem necessary, in the exercise of its reasonable discretion.

6.   FURTHER CONDITIONS PRECEDENT TO ALL ADVANCES UNDER THE
     ------------------------------------------------------
REVOLVING CREDIT LOAN.  The obligation of the Bank to make any
---------------------
Advances under the Note is further subject to the conditions precedent that on the date of each Advance under the Note:

     a. Bank shall have received a request for an Advance as provided in Section 2 hereof and a Borrowing Base Certificate.

     b. The Bank shall have received a Compliance Certificate in the form of Exhibit D.

     c. The Bank shall have received, at Borrower's expense, such other approvals, opinions or documents as Bank may reasonably request.

     d. Borrower shall have paid all costs and expenses of the Bank for which Borrower is responsible pursuant to the terms of the Loan Documents.

7.   AFFIRMATIVE COVENANTS. Borrower agrees that until the
     ---------------------
principal of and all interest on the Note and all the other
Indebtedness shall have been paid in full and this Loan Agreement terminated, the Borrower shall perform and observe all of the following terms and provisions:

     a.   Maintenance of Insurance. Borrower shall:(i) at its own
          ------------------------
cost and expense, procure, maintain and carry in full force and effect general liability, public liability, workers' compensation liability and property damage insurance with respect to its actions and operations to such extent, in such amounts and with such deductibles as are commonly carried by prudent businesses similarly situated not to be less than $1,000,000 per occurrence for any liability insurance policy. Without limiting the foregoing, such insurance shall insure against any liability for loss, injury, damage or claims caused by or arising out of or in connection with the operation of Borrower's business including injury to or death of Borrower's employees, agents, passengers or any other persons and damage to or destruction of public or private property. Without limiting the foregoing, such insurance shall name Bank as an additional insured; (ii) at its own cost and expense, insure all of its insurable properties to such extent, against such hazards, in the amount of coverage and with such deductibles as are commonly carried by prudent businesses similarly situated, but in any event insuring against such hazards and with such coverages and deductibles as are provided in Borrower's insurance in effect on the date of this Loan Agreement, and in any event Borrower shall maintain fire, casualty and theft insurance. Without limiting the foregoing, such insurance shall name Bank as an additional insured and loss payee and shall provide for payment of the proceeds thereof to Bank. All insurance which Borrower is required to maintain shall be satisfactory to Bank in form, amount and insurer. Other than the workers' compensation insurance required under this Loan Agreement, such insurance shall provide that any loss thereunder shall be payable notwithstanding any action, inaction, breach of warranty or condition, breach of declarations, misrepresentation or negligence of Borrower. Each policy shall contain an agreement by the insurer that, notwithstanding lapse of a policy for any reason, or right of cancellation by the insurer or any cancellation by Borrower, such policy shall continue in full force for the benefit of Bank for at least thirty (30) days after written notice thereof to Bank and Borrower, and no alteration in any such policy shall be made except upon thirty (30) days written notice of such proposed alteration to Bank and Borrower and written approval by Bank. Immediately upon request from Bank, the Borrower shall provide Bank with certificates evidencing its due compliance with the requirements of this Section.

     b.   Payment of Money Obligations. Borrower shall pay in
          ----------------------------
full: (i) prior in each case to the date when penalties would attach, all taxes, assessments and governmental charges and levies hereafter due by Borrower (except only those so long as and to the extent that the same shall be contested in good faith by appropriate and timely legal proceedings and for which a bond, if required, staying execution or enforcement thereof shall have been posted, all to the satisfaction of the Bank); and (ii) all its debts, obligations and liabilities incurred after the date hereof, on or prior to their respective due dates, for which it may be or become liable or to which any or all of its properties may be or become subject.

     c.   Financial Statements. (i) Borrower shall furnish to the
          --------------------
Bank as soon as available, but in no event later than twenty (20) days after the end of each calendar month a Company Prepared Financial Statement certified by an Authorized Signatory of Borrower to be true, correct and accurate. (ii) Borrower shall furnish to the Bank as soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter of Borrower a financial statement of the Borrower for that quarter and for the period from the beginning of the applicable fiscal year of the Borrower to the end of such quarter, and a consolidated financial statement of the Borrower as of the end of such quarter, all of which shall be certified by an Authorized Signatory of the Borrower as being true, correct, and accurate and fairly presenting the Borrower's financial position and results of its operations as of the date and for the period indicated. (iii) Borrower shall furnish to the Bank, within one hundred twenty (120) days after the end of the Borrower's 1997 fiscal year, and for all fiscal years thereafter, a complete, unqualified, annual audit report of Borrower. The annual review and the audited report shall both consist of balance sheet, statement of profit and loss, application of funds, change in financial position and the like, prepared and certified by a firm of independent public accountants of recognized standing acceptable to the Bank; and such other financial reports of the Borrower as the Bank may reasonably request from time to time, all of which shall be certified by an Authorized Signatory of Borrower as being true, correct and accurate. At the time the annual audit report requested above is delivered to the Bank, the Borrower shall also supply consolidating financial statements covering the same audit period of the Borrower and its Subsidiaries, if any. Such consolidating statements may be prepared by Borrower's management. (iv) Borrower shall furnish to the Bank, within an agreed upon reasonable time period, upon the Bank's written request, such other information about the financial condition, properties and operations of the Borrower as Bank may from time to time reasonably request. (v) As soon as available, but no later than the last legal filing or extension date prior to which penalties would begin to accrue, Borrower shall furnish to the Bank copies of its signed Federal Income Tax Returns for the then current filing year.(vi) All financial statements shall be furnished to the Bank with comparative figures for the corresponding period in the preceding fiscal year; and all financial statements shall be prepared on the accrual basis of accounting, in accordance with GAAP applied on a basis consistent with prior years of the Borrower, on a consolidated (and consolidating) basis and certified by an Authorized Signatory of Borrower: (a) stating that there exists no Event of Default or Possible Default hereunder or (b) describing with particularity any Event of Default or Possible Default. (vii) Borrower shall furnish to the Bank, prompt written notice of any condition or event which has resulted in or will likely result in (a) a material adverse change in the consolidated condition (financial or otherwise) or operations of the Borrower, or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in any document delivered pursuant hereto, or (c) a material breach of, or noncompliance with, any term, condition or covenant of any material contract to which the Borrower and/or any of the Subsidiaries are a party or by which they or their property may be bound, which breach would cause a material adverse effect on the financial condition or operations of the Borrower.

     d.   Delivery of Financial Information. On an annual basis,
          ---------------------------------
the Borrower shall deliver to the Bank the Borrower's annual financial projections and the Borrower's cash flow budget for the next fiscal year no later than the end of the then current fiscal year.

     e.   Financial Records. Borrower shall: (i) At all times
          -----------------
keep true and complete financial records in accordance with GAAP consistently applied and, without limitation, making appropriate accruals for estimated contingent losses and liabilities; (ii) At all reasonable times, permit the Bank to examine any or all of its financial and other records and to make excerpts therefrom and transcripts thereof; and (iii) Maintain its books and records at its then current principal office at New Albany, Indiana.

     f.   Maintenance of Properties and Business. Borrower shall
          --------------------------------------
maintain its equipment, Inventory and other fixed and operating assets in good condition and repair, subject only to normal wear and tear; and the Bank shall have the right to inspect the same from time to time.

     g.   Maintenance of Existence, Corporate Franchise and
          -------------------------------------------------
Licenses. The Borrower shall preserve its corporate existence and
--------
good standing and will be and remain qualified to do business as a foreign corporation in good standing in all states in which it conducts business and will maintain all permits, licenses and other similar matters necessary or appropriate for its businesses.

     h.   Notice to Bank. Borrower (acting by and through an
          --------------
executive officer of Borrower) shall notify the Bank in writing, within no more than five (5) Business Days (and without the benefit of any grace period afforded in any provision of this Loan Agreement or any Security Instrument) after the Borrower or any of Borrower's officers or directors learns of any of the following: (i) the existence or occurrence of any Event of Default or Possible Default under this Loan Agreement, or any default under the Note or any of the Security Instruments; (ii) a material adverse change in the consolidated condition (financial or otherwise) or operations of the Borrower; (iii) any representation or warranty made herein, or in any related writing, not being or ceasing to be, for any reason, in any material respect, true and complete and not misleading; or (iv) any claims, proceedings (including but not limited to an audit or examination by the Internal Revenue Service) or disputes (whether or not purportedly on behalf of Borrower) against, or to the knowledge of Borrower, threatened or affecting Borrower which, if adversely determined, would have a material adverse effect on the business, properties or condition (financial or otherwise) of Borrower or any Subsidiaries (without in any way limiting the foregoing, claims, proceedings, or disputes involving monetary amounts in excess of $50,000 not fully covered by insurance shall be deemed to be material), or of any labor controversy resulting in or threatening to result in a strike against Borrower, or of any proposal by any public authority to acquire any of the material assets or business of Borrower.

     i.   Compliance with Agreements. The Borrower shall timely
          --------------------------
comply with all of its material agreements and valid obligations to and with all parties, and shall not commit or permit to be committed any material default thereunder.

     j.   Payment of Note and Other Indebtedness. The Borrower
          --------------------------------------
shall timely pay the Note and all the other Indebtedness in accordance with their respective terms. All payments on the Note and the other Indebtedness shall be made to the Bank in immediately available funds at the Bank's principal office on the date due.

     k.   Compliance with Laws and Agreements. The Borrower shall
          -----------------------------------
at all times comply with the applicable statutes, regulations, ordinances and other laws applicable to its operations and activities, non-compliance with which has or may have, with the passage of time or such other event beyond the control of the Borrower, if left unremedied, a material and adverse effect upon its business or properties. The Borrower shall always apply for and diligently pursue obtaining within due time proper governmental permits, licenses, approvals, clearances and authorizations necessary for the commencement and continuation of its business operations.

     l.   Sale of Assets. The Borrower shall apply the proceeds
          --------------
from the sale of any of the Borrower's assets in excess of $100,000.00 on an aggregate calendar year basis to the Note and other Indebtedness in such order and in such amounts as the Bank determines in the exercise of its sole discretion.

     m.   Right of Inspection and Audit by Bank.  At any
          -------------------------------------
reasonable time and from time to time, Borrower will permit the Bank or any representative thereof to examine and make copies of and abstracts from Borrower's records and books of account, a visit to its properties and to discuss its business affairs with any of its officers.

8.   NEGATIVE COVENANTS. The Borrower agrees that, until the
     ------------------
principal of and all interest on the Note and all the other Indebtedness shall have been paid in full and this Loan Agreement terminated, the Borrower shall observe and comply with each of the following provisions:

     a.   Liens. The Borrower shall not incur, create, assume or
          -----
suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, except
(i) the liens and security interests granted by the Borrower to the Bank contemporaneously with or in connection with the execution of this Loan Agreement; (ii) the lien of ad valorem property taxes not yet due and payable; (iii) Landlord liens to secure lease payments, but which would be inferior to the Bank's lien; and (iv) liens on all vehicles.

     b.   Payment of Dividends. Without the prior written consent
          --------------------
of the Bank, the Borrower shall not pay any actual or constructive dividends in cash, stock or other property in excess of fifty percent (50%) of the previous fiscal year's net income.

     c.   New Business. Borrower shall not materially change the
          ------------
nature of its business in any manner.

     d.   Indebtedness of Borrower. Without the prior written
          ------------------------
consent of the Bank, the Borrower shall not incur any indebtedness for borrowed money whatsoever or guaranty or become directly or contingently liable on any note or other evidence of indebtedness, letter of credit, or contract of any kind, or enter into any contract or agreement requiring it to make payments regardless of the performance by the other party or that has the effect of constituting a guaranty (and Borrower shall not make any guaranty for any Affiliate) in excess of $1,000,000.00 in any calendar year, except only for (i) trade payables incurred by Borrower in the ordinary course of business; (ii) indebtedness related to the purchase or lease, on commercially reasonable terms, of cars, trucks, and other vehicles used by Borrower in the ordinary course of Borrower's business; and (iii) real estate leases for store locations and Borrower's corporate headquarters.

     e.   Loans and Advances. The Borrower shall not make any
          ------------------
loans other than the creation of accounts receivable in the ordinary course of business, or advance any funds whatsoever in excess of $100,000.00 in the aggregate in any calendar year, without the prior written consent of the Bank.

     f.   Ratio of Indebtedness to Net Worth. The Borrower shall
          ----------------------------------
not permit the ratio of its consolidated Total Indebtedness to its consolidated Tangible Net Worth to be more than 2.25 which shall be tested on a quarterly basis while any of the Indebtedness remains unpaid and outstanding.

     g.   Minimum Tangible Net Worth. Borrower shall not permit
          --------------------------
its Tangible Net Worth to be less than $11,000,000.00 as of the execution date of this Loan Agreement and at all times thereafter while any of the Indebtedness remains unpaid and outstanding which shall be tested on a quarterly basis. This shall increase each fiscal year by 50% of Borrower's reported net income.

     h.   Coverage Ratio. The Borrower shall not permit the ratio
          --------------
of its Earnings Before Interest and Taxes to Interest Expense to be less than 5.0 from the execution date of this Loan Agreement and at all times thereafter while any of the Indebtedness remains unpaid and outstanding, which shall be tested on a quarterly basis.

     i.   Ratio of Rented Units to Total Units. The Borrower
          ------------------------------------
shall not permit the ratio of its Rented Units to Total Units Available for Rent (excluding jewelry) to be less than 70% based on a three month rolling average measured monthly, and will not permit the ratio of Rented Units to Total Units (excluding jewelry) to be less than 65% for any month, as measured on the last day each of calendar month, all of which shall be true while any of the Indebtedness remains unpaid and outstanding.

     j.   Average Unit Yield. The Borrower shall not permit the
          ------------------
Monthly Average Unit Yield to be less than $50.00 per Rental
Unit, based on a three-month rolling average measured monthly, at any time while any of the Indebtedness remains unpaid and outstanding.

     k.   Total Unit Charge-Off. The Borrower shall not permit
          ---------------------
the total Rental Units charged off to exceed 5% of the total Rented Units, based on a three-month rolling average measured monthly, at any time while any of the Indebtedness remains unpaid and outstanding.

9.   WARRANTIES. The Borrower hereby represents and warrants to
     ----------
the Bank as follows (which warranties and representations shall be deemed to be continuing and shall survive the execution of this Loan Agreement and the making of all Advances hereunder and shall be deemed to be remade and restated in full by the Borrower each time an Advance is made):

     a.   Existence and Licenses. The Borrower is a duly
          ----------------------
organized and validly existing corporation in good standing under the laws of the state of its incorporation and is qualified to do business as a foreign corporation in good standing in all states in which it owns any properties or carries on substantial activities or is otherwise required to be so qualified, and has, and shall at all times maintain, in full force and effect, all licenses and permits necessary or appropriate for its business.

     b.   Authority and Enforceability. No registration with or
          ----------------------------
approval of any governmental agency or court of any kind is required for the due execution and delivery of, or for the enforceability of, this Loan Agreement, the Note or other Loan Documents. The Borrower has the legal power and right to execute and deliver this Loan Agreement, the Note and the other Loan Documents and to observe and perform all of the provisions of such instruments. Neither the Borrower's execution and delivery of this Loan Agreement, the Note and the other Loan Documents or of any other related writing, nor the performance or observance by the Borrower of the provisions of any of such instruments, violates or will violate any existing provision in the Borrower's Articles of Incorporation or By-Laws, or any law applicable to it or otherwise constitute a default or violation under any existing contract or other obligation binding upon it or it's property, with or without the passage of time or the giving of notice or both. The officer executing and delivering this Loan Agreement, the Note and other Loan Documents on behalf of the Borrower has been duly authorized to do so, and this Loan Agreement, the Note and the other Loan Documents are legally binding upon the Borrower.

     c.   Litigation and Taxes. Other than as disclosed on
          --------------------
Exhibit E attached hereto, no litigation or proceeding involving Borrower in excess of $10,000.00 is known to be pending or known to be threatened in any court or administrative agency, federal, state or local. The charges, accruals and reserves in respect of taxes on the financial statements of the Borrower are adequate as determined in accordance with GAAP. Other than as disclosed on Exhibit F attached hereto, the Borrower knows of no proposed material tax assessment against it in excess of $10,000.00, and no extension of time for the assessment of federal, state or local taxes of the Borrower is in effect or has been requested except as disclosed in the financial statements furnished to the Bank pursuant to this Loan Agreement.

     d.   Financial Statements. The Borrower's audited financial
          --------------------
statements furnished to the Bank prior to the execution of this Loan Agreement are true and complete, have been prepared on a consolidated basis, in accordance with GAAP, omit no material contingent liabilities of any kind that are not disclosed or otherwise reflected therein, and fairly present their respective financial conditions as of their dates and the results of the Borrower's operations for the respective fiscal periods then ending. Since the respective dates of such statements, there has been no material adverse change in the Borrower's respective financial condition, properties or businesses. The Borrower has no contingent liabilities which, if determined adversely to it (either singly or in the aggregate), would have a material adverse effect on the Borrower.

     e.   No Defaults. No Possible Default or Event of Default
          -----------
exists under this Loan Agreement, nor will any such default begin to exist immediately after the execution and delivery hereof.

     f.   Subsidiaries. The Borrower has no Subsidiaries, nor
          ------------
does it own any stock in other corporations or other interests of any kind in any other business.

     g.   Ownership and Liens. Borrower has good title to all of
          -------------------
its properties and assets and the properties of the Borrower are subject only to those liens and encumbrances permitted this Agreement.

     h.   Loans to Related Parties. There are no loans or
          ------------------------
advances made by the Borrower to any Affiliate outstanding as of the date hereof.

     i.   ERISA. The Borrower is not liable under any employee
          -----
benefit plan or similar plan that is subject to ERISA.

     j.   Investment Company Act. Borrower is not an "investment
          ----------------------
company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     k.   Regulation U. Borrower is not engaged principally or as
          ------------
one of its important activities is in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. No part of the proceeds of the Note will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any securities.

     l.   Rental Agreements. The Borrower makes the following
          -----------------
representations and warranties as to each Rental Agreement: (i) Borrower is the owner of the property described in the Rental Agreement being leased to the rental customer (the "Property") free from all security interest, liens and encumbrances except for the right of the rental customer under the Rental Agreement and any security interest or liens in favor of the Bank, (ii) only one Rental Agreement will cover any one particular item of Property at any one time, (iii) all signatures, names, addresses, Property descriptions, amounts and other statements of fact contained in the Rental Agreements, to Borrower's knowledge, are true and correct, (iv) the Property has been delivered to the rental customer pursuant to the Rental Agreement and has been accepted by the rental customer, (v) each Rental Agreement contains the entire agreement between the Borrower and each rental customer, and there are no other agreements or documentation, written or oral, pertaining to the Rental Agreement or the Property covered by any Rental Agreement, and
(vi) the Rental Agreement complies with all federal, state, or local laws, regulations, ordinances and rules applicable to the Rental Agreement, the Property covered by the Rental Agreement and insurance coverage. The foregoing items are hereby deemed to be representations and warranties of the Borrower as to all existing Rental Agreements and Property covered thereby, and are also covenants of the Borrower as to any and all future Rental Agreements and the Property covered thereby.

10.  OPERATIONAL AUDITS. An annual operational audit will be
     ------------------
performed on the Borrower and its operations by an independent accountant or accounting firm chosen by the Bank in the exercise of its sole discretion during the third week of any given month. The Borrower will not have advance notice of the audit, and agrees to cooperate fully with the Bank and the independent accountant or accounting firm selected to perform the audit. The audit will include, but is not limited to, (i) verification of monthly rental income through bank deposit checks, (ii) verification of rental contracts through a random identification of clients (minimum of 20), and (iii) verification of inventory (minimum 2 stores). Audit expenses are the responsibility of, and shall be paid by the Borrower up to $3,000.00, and any unpaid amounts are part of the Indebtedness hereby secured.

11.  EVENTS OF DEFAULT. Each of the following shall constitute an
     -----------------
Event of Default hereunder:

     a.   Payment Default. If any installment of principal or
          ---------------
interest on any of the Indebtedness, including but not limited to the Note, is not be paid in full punctually when due and payable subject to any applicable grace period.

     b.   Defaults Under Loan Agreement. If Borrower violates or
          -----------------------------
fails to perform or observe any covenant, agreement, condition or other provision contained or referred to in this Loan Agreement and does not take action to correct such violation or failure within thirty (30) days after notice thereof or such violation or failure is not materially cured or corrected within sixty (60) days after notice thereof.

     c.   Defaults Under Other Documents. If any Event of Default
          ------------------------------
occurs under any other Loan Document, subject to any applicable cure period.

     d.   Exceeding Borrowing Base/Failure to Deliver Performance
          -------------------------------------------------------
Summary. If the aggregate principal balance of Advances
-------
outstanding at any time exceeds the Borrowing Base, and Borrower fails to reduce the outstanding principal balance of the Revolving Note so that it does not exceed the Borrowing Base within five (5) Business Days, or if Borrower does not deliver a Performance Summary to the Bank on the 20th day of each month, as required pursuant to this Loan Agreement.

     e.   Failure to Pay Other Indebtedness. If Borrower fails to
          ---------------------------------
pay or perform any other material obligation it may have or be subject to with respect to any Person within any applicable grace period unless it is being disputed or contested in good faith.

     f.   Accuracy of Statements. If any representation or
          ----------------------
warranty or other statement of fact contained herein or in any of the Security Instruments or in any writing, certificate, report or statement at any time furnished by or for the Borrower to the Bank pursuant to or in connection with this Loan Agreement or otherwise in connection with the transactions contemplated hereby is false or misleading in any material respect or omits to state a material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which made, not misleading, on the date as of which made whether or not made with knowledge of same.

     g.   Judgments and Liens. If a final judgment or judgments
          -------------------
for the payment of money in excess of the sum of One Hundred Thousand ($100,000.00) in the aggregate is rendered against Borrower and such judgment or judgments shall remain unsatisfied and in effect and has not been discharged within thirty (30) consecutive days after the entry thereof and execution thereon has not been stayed pending appeal, or if so stayed, ten (10) days after the expiration of such stay, or if a lien or notice of lien is filed against Borrower's assets (other than the liens allowed pursuant to this Loan Agreement), including state and federal tax liens, and the same is not released within thirty
(30) days after the filing thereof, or if an action to enforce a lien upon or security interest in any asset of Borrower is commenced.

     h.   Material Adverse Financial Change. If there should be
          ---------------------------------
any material adverse change in the financial condition of Borrower from the financial statements and information provided to the Bank to induce them to enter into this Loan Agreement, and such material adverse change is not fully corrected to the Bank's satisfaction within sixty (60) days after notice from Bank.

     i.   Termination of Existence. If Borrower or any Person or
          ------------------------
Party affiliated with Borrower takes any action that is intended to result in the dissolution, or liquidation of Borrower.

     j.   Solvency and Other Matters. If Borrower (i)
          --------------------------
discontinues business, or (ii) makes a general assignment for the benefit of creditors, (iii) applies for or consents to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets, (iv) is adjudicated a bankrupt or insolvent, (v) files a voluntary petition in bankruptcy or file a petition or an answer seeking a composition, reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief for debtors, or admits (by answer, default or otherwise) the material allegations of any petition filed against them in any bankruptcy, reorganization, composition, insolvency or other proceeding (whether federal or state) relating to relief for debtors, (vi) permits to continue unstayed and in effect for thirty (30) consecutive days any judgment, decree or order entered by a court or governmental agency of competent jurisdiction, which assumes control of Borrower or approves a petition seeking a reorganization, composition or arrangement of Borrower or any other judicial modification of the rights of any of its creditors, or appoints a custodian, receiver, trustee or liquidator for Borrower or for all or a substantial part of any of its business or assets, (vii) generally is not paying its debts as they become due, (viii) is enjoined or restrained from conducting all or a material part of any of its business as now conducted and the same is not dismissed and dissolved within thirty (30) days after the entry thereof, or (ix) has an involuntary petition in bankruptcy filed against it which is not dismissed within sixty (60) days

12.  REMEDIES UPON DEFAULT. Notwithstanding any contrary
     ---------------------
provision or inference herein or elsewhere:

     a.   Optional Acceleration. If any Event of Default referred
          ---------------------
to in Section 9 hereof shall occur and shall not have been cured within any applicable cure period, the Bank, in its absolute discretion, without further notice to the Borrower may declare all or any of the Indebtedness, including but not limited to the Note to be, whereupon the same shall be, accelerated and immediately due and payable in full, all without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and avail itself of all remedies available to Bank under the Loan Documents, including, without limitation, the right to proceed with an action or to repossess the Collateral.

     b.   Offsets. If any Event of Default shall occur, the Bank
          -------
shall have the right then, or at any time thereafter, to set off against, and to appropriate and apply toward the payment of the Indebtedness (in such order as the Bank may select in its sole discretion),including but not limited to the indebtedness evidenced by the Note, whether or not such indebtedness shall then have matured or be due and payable and whether or not the Bank has declared the Notes and/or other Indebtedness to be in default and immediately due, any and all deposit balances and other sums and indebtedness and other property then held or owed by the Bank to or for the credit or account of Borrower in and on all of which the Borrower hereby grants the Bank a first security interest and lien to secure all the Indebtedness, all without notice to or demand upon the Borrower or any other Person, all such notices and demands being hereby expressly waived.

     c.   Termination of Disbursements.  Upon the occurrence of
          ----------------------------
any Event of Default the Bank shall thereafter have no obligation under any circumstances to make any further Advances under the Note and may pursue all other remedies available to the Bank hereunder.

     d.   Rights Under Loan Documents. If any Event of Default
          ---------------------------
shall occur, the Bank shall also have all rights and remedies granted it under any and all of the Security Agreement or other Loan Documents securing the Indebtedness, including, without limitation, the right to appoint a receiver to maintain the Collateral.

     e.   Rights Cumulative. All of the rights and remedies of
          -----------------
the Bank upon the occurrence of an Event of Default or Possible Default hereunder shall be cumulative to the greatest extent permitted by law and shall be in addition to all those rights and remedies afforded the Bank at law or equity. Any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

     f.   Waiver of Marshaling of Assets. Borrower hereby waives
          ------------------------------
any requirement of marshaling of assets and/or any other legal or equitable doctrine which might require Bank to proceed against any Person or any of the collateral securing any of the Indebtedness, or upon any other property or with respect to any other rights in any particular order. Upon an Event of Default, Bank may choose to exercise any of its rights or enforce any of its security interests or other liens or decline to enforce any of its rights or enforce any of its security interest or other liens, at Bank's sole discretion. The failure of Bank to exercise any rights or enforce any security interest shall not release any Person or property with respect to which Bank has any rights or any security interest, or in any way limit or diminish the Bank's right with respect to any such property or Person.

     g.   Sale of Collateral.  Upon the occurrence of an Event of
          ------------------
Default, Bank has the right to repossess and sell the Collateral at public or private sale, and shall have the right to bid upon and purchase the Collateral at any sale. Notice of any sale shall be deemed reasonable provided the Bank gives the Borrower twenty (20) days notice of such sale.

13.  MISCELLANEOUS.
     -------------

     a.   No Implied Waiver; Cumulative Remedies.  No delay or
          --------------------------------------
failure of Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies (including, without limitation, the right of specific performance) which Bank would otherwise have.

     b.   Writing Required; Amendments.  Any waiver, permit,
          ----------------------------
consent or approval of any kind or character on the part of Bank of any breach or default under this Agreement, the Note or any other Loan Documents or any such waiver of any provision or condition hereof or thereof must be in writing and shall be effective only to the extent in such writing specifically set forth. Borrower acknowledges that with respect to this Agreement and its terms, Borrower is not authorized nor entitled to rely on any representations, modifications or assurances in any form or as to any subject from any officer of Bank unless and until such representation, modification or assurance is set forth in writing and signed by such officer of Bank.

     c.   Taxes.  Borrower agrees to pay or cause to be paid any
          -----
and all stamp, document, transfer or recording taxes, and similar impositions payable or hereafter determined to be payable in connection with this Agreement and any other Loan Document or other documents, instruments or transactions pursuant to or in connection herewith, and agrees to save Bank harmless from and against any and all present or future claims or liabilities with respect to, or resulting from any delay in paying or omission to pay, any such taxes or similar impositions, unless caused by Bank's negligence.

     d.   Holidays.  Whenever any payment or action to be made or
          --------
taken hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next succeeding Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

     e.   Notices.  All notices given to or made upon any party
          -------
hereto in connection with this Agreement, the Note or any other Loan Documents shall, except as herein or therein otherwise expressly provided, be in writing and delivered by certified mail, return receipt requested, to the addresses set forth on page 1 hereof, or at such other address as shall be specifically designated by any such party.

     f.   Reimbursement for Certain Expenses.  Borrower agrees to
          ----------------------------------
pay or cause to be paid and save Bank harmless against liability for the payment of reasonable out-of-pocket expenses, including reasonable counsel fees, incurred by Bank relating to the preparation of these Loan Documents up to $5,000.00. Further, Borrower agrees to pay and save Bank harmless against liability of reasonable out-of-pocket expenses, including reasonable counsel fees incurred by Bank relating to (i) any requested amendments, waivers, consents or other matters with respect hereto or to the transactions contemplated hereby in the future; and (ii) arising in connection with the enforcement of this Agreement and with the other Loan Documents and in the collection of the Note, the Letters of Credit, and any other agreements or instruments delivered pursuant hereto.

     g.   Time of Essence.  Time shall be of the essence as to
          ---------------
all provisions of this Agreement.

     h.   Severability.  The provisions of this Agreement are
          ------------
severable, and if any clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part, then such clause or provision shall be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability or the remaining provisions hereof.

     i.   Governing Law.  This Agreement, the Note and the other
          -------------
Loan Documents (other than the Letters of Credit which shall be governed by the laws of the State of New York) and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Kentucky.

     j.   Survival.  All representations, warranties, covenants
          --------
and agreements contained herein, in the Loan Documents or any other agreement, certificate or instrument delivered pursuant hereto or made in writing in connection herewith or therewith shall survive the execution and delivery hereof and thereof, the making of the Loan hereunder and the issuance of the Note and shall continue in full force and effect so long as Borrower may borrow hereunder and until payment in full of his obligations hereunder and under the Note, and shall be deemed to be remade and restated by Borrower at the time of each Advance

     k.   Benefit and Binding Effect of Agreement.  This
          ---------------------------------------
Agreement shall be binding upon and inure to the benefit of Bank, the Borrower and their respective successors and assigns, except that neither Borrower nor Bank may assign or transfer their rights hereunder or any interest herein without the prior written consent of the other party. Provided, however, Bank may sell a portion of the Loan to other lenders so long as Bank remains the lead or agent bank in such participation.

     l.   Right of Set Off.  Upon the occurrence and during the
          ----------------
continuance of any Event of Default, Bank is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement or the Note or any other Loan Document, irrespective of whether or not Bank shall have made any demand under this Agreement or the Note or such other Loan Document and although such obligations may be unmatured. Bank agrees promptly to notify Borrower after any such set off and application, provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set off) which Bank may have.

     m.   Waiver of Rights to Jury Trial.  The Bank and Borrower
          ------------------------------
hereby voluntarily, expressly and intentionally waive any right that either of them may have to a trial by jury in respect of any litigation arising from or connected with the Note, this Agreement or the other Loan Documents.

     n.   Jurisdiction and Venue.  The parties agree that the
          ----------------------
sole proper venue for the determination of any litigation commenced by Bank against Borrower or Borrower against Bank on any basis shall be in a court of competent jurisdiction which is located in either the Circuit Court in Jefferson County, Kentucky, or the United States District Court for the Western District of Kentucky, Louisville Division, and the parties hereby expressly declare that any other venue shall be improper and Borrower expressly waives any right to a determination of any such litigation against Bank by a court in any other venue. Borrower further agrees that service of process by any judicial officer or by registered or certified U.S. mail shall establish personal jurisdiction over Borrower and Borrower waives any rights under the laws of any state to object to jurisdiction within the Commonwealth of Kentucky. Provided, however, nothing contained in this section shall prevent Bank from bringing any action or exercising any rights against any security or against Borrower within any other state. Initiating such proceedings or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the laws of the Commonwealth of Kentucky shall govern the rights and obligations of the parties hereunder or of the submission herein made by Borrower to personal jurisdiction within the Commonwealth of Kentucky. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive, but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the Commonwealth of Kentucky or by any other state in an action brought by Bank in such state.

     o.   No Third Party Beneficiaries.   All conditions on the
          ----------------------------
obligations of any party hereunder, including the obligation of Bank to make Advances, are imposed solely and exclusively for the benefit of the other parties to this Agreement and Bank's successors and assigns. No other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Bank will refuse or decline to make Advances in the absence of strict compliance with any or all thereof, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the respective party to whom the performance of any such condition shall run at any time if in the sole discretion of such party it deems it desirable to do so, or if it fails to do so for any other reason.

     p.   No Agency.  Bank is not the agent or representative of
          ---------
Borrower and Borrower is not the agent or representative of Bank, and nothing in this Agreement shall be construed to make Bank liable to anyone for goods delivered to or services performed with respect to the Collateral or for debts or claims accruing against Borrower. Nothing herein, nor the acts of the parties hereto, shall be construed to create a partnership or joint venture between Bank and Borrower or any other relationship except as creditor, debtor, and guarantor.

     q.   Bank's Performance of Borrower's Covenants and Duties.
          -----------------------------------------------------
Should Borrower fail to perform any of its covenants, duties and agreements in accordance with the terms hereof and an Event of Default shall thereby result, Bank may, at its election and at Borrower's expense, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower, but in no event shall Bank have any obligation to do so. Borrower shall, at the request of Bank, promptly pay, upon demand, any reasonable amount expended by Bank in such performance or attempted performance to Bank, together with interest thereon at the default rate under the Note from the date such amount was requested by Bank to be paid until paid; provided that Bank does not assume and shall never have, except by a subsequent, express written undertaking of Bank, any liability for the performance of any duties of Borrower under or in connection with all or any part of the Collateral. Bank shall be subrogated to all rights, titles, liens and security interests securing the payment of any debt, claim, tax or assessment for the payment of which Bank may make an advance or that Bank may pay.

     r.   Course of Dealing; Waiver.  No course of dealing in
          -------------------------
respect of, or any omission or delay in the exercise of, any right, power, remedy or privilege by Bank shall operate as a waiver thereof, nor shall any right, power, remedy or privilege of Bank be exclusive of any other right, power, remedy or privilege referred to herein or in any related document or now or hereafter available at law, in equity, in bankruptcy, by statute or otherwise. Each such right, power, remedy or privilege may be exercised by Bank, either independently or concurrently with others, and as often and in such order as Bank may deem expedient. No waiver or consent granted by Bank with respect to this Agreement, the Note or any other Loan Document or related writing shall be binding upon Bank, unless specifically granted in writing by a duly authorized officer of Bank, which writing shall be strictly construed.

     s.   Absence of Oral Representations.  Borrower represents
          -------------------------------
and warrants that no promises, assurances or commitments have been made to it by Bank or have been relied on by it regarding any extension, renewal or future financing, Borrower understands and agrees that Bank is entitled to enforce this Agreement, the Note and all other Loan Documents strictly in accordance with their terms, and any commitment or obligation to extend or renew any financing or provide additional financing shall not be binding on Bank, except to the extent contained in a writing signed by every Person who is to be bound thereby. Borrower further acknowledges that (i) Bank does not presently anticipate renewing, extending or further modifying the financing referenced in this Agreement, and (ii) Bank anticipates the Note will be fully paid in accordance with its terms on or before maturity. Borrower agrees and represents to Bank (which representation Borrower acknowledges Bank is relying on in executing this Agreement) that it will not rely on any (i) commitment or representation from Bank with respect to any future financing, including, but not limited to, renewals, extensions and modifications, unless signed in writing by Bank, and (ii) waiver of any right existing at any time, and from time to time, either now or in the future, except to the extent evidenced by a writing signed by the person effecting such waiver.

     t.   Indemnity.  Borrower shall indemnify Bank from and hold
          ---------
Bank harmless against any loss suffered or liability incurred by Bank on account of any damage to the person or property of the parties hereto or to third parties by reason of the operation of Borrower's business, or otherwise arising out of or connected to the conduct of Borrower, or their officers, managers, directors, employees or agents, in connection with any matters which are the subject of this Agreement.

     u.   References.  Any and all references in this Agreement
          ----------
to any document or documents shall be references to such document or documents as the same may be from time to time modified, amended, renewed, consolidated or extended, with the consent of Bank.

     v.   Entire Agreement.  This Agreement constitutes the
          ----------------
entire agreement and the understanding between the parties with respect to the subject matter hereof and the Agreement supersedes all previous and contemporaneous negotiations and agreements between the parties and no parole evidence of any prior or other agreements shall be permitted to contradict or vary the terms hereof. Borrower acknowledges that, except as set forth herein, there have been no promises for additional extensions of time for payment of the Indebtedness nor have there been any agreements made to provide additional funding to Borrower.

                              BANK ONE, KENTUCKY, NA


                              BY:
                                   -----------------------------

                              TITLE:
                                    ----------------------------


                              ALRENCO, INC.


                              BY:
                                   -----------------------------

                              TITLE:
                                    ----------------------------

STATE OF INDIANA    )

COUNTY OF FLOYD     )

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by
______________________ as ____________________, for and on behalf of Bank One, Kentucky, NA, on this ____ day of _____________,
1997.

     My Commission Expires:
                              -----------------------------------


                              -----------------------------------
                              NOTARY PUBLIC

STATE OF INDIANA    )

COUNTY OF FLOYD     )

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by
_____________________ as _______________, for and on behalf of
Alrenco, Inc., on this ____ day of ________________, 1997.

     My Commission Expires:
                              -----------------------------------


                              -----------------------------------
                              NOTARY PUBLIC